RIVERNORTH FUNDS
RiverNorth/Oaktree High Income Fund
(Ticker Symbols RNOTX & RNHIX)

SUPPLEMENT TO PROSPECTUS DATED
June 4, 2014

Effective June 1, 2014, Mr. Armen Panossian was added as a co-portfolio manager of the RiverNorth/Oaktree High Income Fund (the "Fund").  Accordingly, the Fund’s prospectus should be read to include the following new or revised disclosures under the heading “Portfolio Management” in the Summary Section and under the heading “Portfolio Managers” in the section entitled “Management of the Fund”:

Mr. Armen Panossian is the Fund's co-portfolio manager.  Mr. Panossian joined Oaktree in 2007 as a senior member of its Distressed Debt investment team where he contributed to the analysis and portfolio construction of its funds.  In 2014, he joined the U.S. Senior Loan strategy as a co-portfolio manager.  Mr. Panossian joined Oaktree from Pequot Capital Management, where he spent three years, most recently as a Vice President, working on their Special Opportunities Fund.  Prior experience includes two years as a financial analyst in the mergers and acquisitions department at Morgan Stanley Dean Witter.  Mr. Panossian received a B.A. degree in Economics with Honors and Distinction from Stanford University, where he was elected to Phi Beta Kappa.  He then went on to receive an M.S. degree in Health Service Research from Stanford Medical School and J.D. and M.B.A. degrees from Harvard Law School and Harvard Business School, respectively.  He is a member of the State Bar of California.

Mr. Desmund Shirazi is the Fund's co-portfolio manager.  Mr. Shirazi is Managing Director and Co-Portfolio Manager of Oaktree’s U.S. Senior Loan strategy.  Mr. Shirazi joined Oaktree in 1995 after spending eight years at Citicorp in credit research. While at Citicorp, he was responsible for reviewing the credit quality of prospective borrowers and monitoring existing loans. Mr. Shirazi holds a B.A. degree in Economics from the University of California at Los Angeles.

Shannon Ward is the Fund's co-portfolio manager.  Ms. Ward, who is a Managing Director and Portfolio Manager serves as portfolio manager of Oaktree’s European High Yield Bond and European Senior Loan strategies, and co-portfolio manager of the Global High Yield Bond strategy.  She has over 21 years of corporate finance and investing experience.  Ms. Ward joined Oaktree in 2006 from AIG Global Investment Group, where she spent five years as a Vice President for High Yield Investments.  Before that, she spent over five years at Banc of America Securities, most recently as a Managing Director in the Entertainment/Media Group, and after her M.B.A., joined Union Bank of California as an Assistant Vice President in the Communications and Media Group.  Ms. Ward received a B.A. degree in Psychology from the University of California, Santa Barbara and an M.B.A. with a concentration in Finance from the University of Southern California.

Dated: June 4, 2014

RIVERNORTH FUNDS
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
1-888-848-7569

Please retain this supplement with your Prospectus for future reference.

RiverNorth Funds

RiverNorth Core Opportunity Fund

(Ticker Symbol: RNCOX)

Statement Of Additional Information

January 28, 2014
As Supplemented June 4, 2014

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the RiverNorth Core Opportunity Fund dated January 28, 2014 (the “Prospectus”).  The Fund’s Annual Report to shareholders dated September 30, 2013 has been incorporated by reference into this SAI.  A copy of the Prospectus and Annual Report can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-888-848-7569.  The Fund's Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS	1
Investment Strategies and Risks	1
Investment Restrictions	27
MANAGEMENT OF THE FUND	28
CODE OF ETHICS	33
DISTRIBUTION PLAN	33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	34
Control Persons	34
Management Ownership	35
INVESTMENT ADVISORY AND OTHER SERVICES	35
Investment Adviser	35
Portfolio Managers	36
Administration	37
Custodian	38
Distributor	38
Transfer Agent	38
Independent Registered Public Accounting Firm	38
BROKERAGE ALLOCATION AND OTHER PRACTICES	39
DISCLOSURE OF PORTFOLIO HOLDINGS	40
DETERMINATION OF SHARE PRICE	41
REDEMPTION IN-KIND	41
TAX CONSEQUENCES	42
PROXY VOTING POLICIES AND PROCEDURES	42
FINANCIAL STATEMENTS	43
APPENDIX A – Proxy Voting Policies	A-1
APPENDIX B – Description of Securities Ratings	B-1

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth Core Opportunity Fund (the “Fund”) was organized as a diversified series of RiverNorth Funds (the “Trust”) on July 18, 2006 and commenced operations on December 27, 2006.  The Trust is an open-end management investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  There are five series currently authorized by the Trust’s Board of Trustees.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “How to Buy Shares – Purchasing Shares” and "Valuing the Fund's Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests.  Those investments and techniques that may be utilized only by the Underlying Funds are identified.  Additional non-principal strategies and risks also are discussed here.

1

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs").  Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history.  In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative.  Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

2

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

3

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund's common shares in an attempt to enhance the current return to such closed-end Fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

4

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

5

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs").

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund's interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

6

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs.  The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.  Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price  volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

7

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions for hedging purposes only.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

8

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

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Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

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Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2008, 2009 and 2010, the default rate for high yield securities was significantly higher than in the prior years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

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Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

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Under guidelines adopted by the Trust's Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

Leverage Risk

The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment, as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification.  However, it also increases investment risk and the possibility of fluctuation in the Fund's net asset value.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

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Collateralized Mortgage Obligations (CMOs).  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

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Fannie Mae Certificates  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

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Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

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Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

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When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

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Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.
•	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund's net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

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Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Segregation Requirements

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC").  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

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Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Sovereign Obligations (Underlying Funds Only)

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

STRIPS

The Federal Reserve creates STRIPS  (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index.  Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations.  Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk, and market risk.  In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall.  The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant.  In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity.  Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

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Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount.  Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers.  The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  The Fund may use its own net asset value as the underlying asset in a total return swap.  The adviser utilizes a total return swap using the Fund’s return as the underlying asset in order for the Fund's cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

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The Fund's investments in U.S. government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government obligations.  On August 8, 2011, Standard & Poor’s also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises.  These actions had an initial adverse effect on financial markets and the longer term impact of these and/or future downgrades on markets and the participants therein is unknown.  However, it might be material and adverse.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the In1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund's assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is one of two series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception. Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser. The Board of Trustees is comprised of Mr. Galley and four Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed. The Trust has an Audit Committee with a separate chair. The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

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Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund’s investment adviser and the portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund’s President.  Mr. John K. Carter was elected a trustee in January 2013.  Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows.  Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V.  Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds.  He also served as a compliance officer.  Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers.  Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.  The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board at the Trust continues to grow and deal with legally complex issues.  Mr. James G. Kelley has also served as an Independent Trustee since the Fund’s inception.  He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company.  Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.  His experience in these areas benefits the Board in its review of the Fund’s financial statements. Mr. Oakes was elected a Trustee in December 2010. He has many years of experience in the securities industry. Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman. The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels.  Mr. Fred G. Steingraber was elected a trustee in January 2013.  Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation.  Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm.  Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals.  He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.  The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

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The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	N/A
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).

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Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

1	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley3, Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

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Patrick W. Galley3, Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012); Utopia Funds, Chief Compliance Officer (2007 to 2009), Treasurer and Chief Financial Officer (2005 to 2009); FIM Group, Director of Mutual Funds (2004 to 2009).
NA
Board of Managers RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/ May 2012 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine, LLP (2007 to 2012)	NA	NA
Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ December 2010 to present	Associate Counsel (2013 to present), and Assistant General Counsel, ALPS Fund Services, Inc. (2010 to 2013); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009).	NA	NA
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present).	NA	NA
Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

1	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

3
Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

Board Committees. The Trust’s audit committee consists of all the Independent Trustees.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2013, the Audit Committee met three times.

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Trustee Ownership. As of December 31, 2013, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In the Fund	Aggregate Dollar Range of Securities In Trust
Patrick W. Galley	more than $100,000	more than $100,000
John K. Carter	$50,001 - $100,000	$50,001 - $100,000
James G. Kelley	$10,001 - $50,000	$10,001 - $50,000
John S. Oakes	$10,001 - $50,000	$50,001 - $100,000
Fred G. Steingraber	$0	$0

Trustee Compensation. The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ended September 30, 2013.  Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

Name	Aggregate Compensation from the RiverNorth Core Opportunity Fund	Total Compensation from Trust1
Patrick W. Galley	$0	$0
John K. Carter2	$5,369	$18,750
Kevin M. Hinton3	$227	$750
James G. Kelley	$5,886	$20,500
John S. Oakes	$5,596	$19,500
Fred G. Steingraber2	$5,369	$18,750

1
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

2	Messrs. Carter and Steingraber were elected Trustees on January 29, 2013.
3	Mr. Hinton resigned from the Board of Trustees effective January 29, 2013.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits the Fund to pay ALPS Distributors, Inc. the Trust’s Distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Distributor may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

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The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

The Plan was activated as of October 3, 2008, and for the fiscal year ended September 30, 2013, the Fund accrued $1,481,907 under the Plan and paid the full amount to the Distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of December 31, 2013, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FIN CNTR NEW YORK, NY 10281	66.11%	Record
CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	13.93%	Record
TD AMERITRADE, INC. PO BOX 2226 OMAHA NE 68103-2226	6.69%	Record

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

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Management Ownership

As of December 31, 2013, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund.  RiverNorth Capital Management, LLC is a majority owned subsidiary of RiverNorth Holding Co.  Brian H. Schmucker and Patrick W. Galley each own, directly or indirectly, more than 25% of RiverNorth Holding Co. and therefore each are deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.  Effective January 31, 2014 through January 31, 2015, the Adviser contractually agrees to defer management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, at 1.60% of the average daily net assets for that period.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed And/or Waived	Net Advisory Fees Paid
September 30, 2011	$4,735,456	$0	$4,735,456
September 30, 2012	$5,337,272	$0	$5,337,272
September 30, 2013	$5,927,628	$0	$5,927,628

The Agreement will continue on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

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Portfolio Managers

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2013, Mr. Galley was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$1,118,435,000	None	None
Other Pooled Investment Vehicles	3	$190,620.642	None	None
Other Accounts	None	None	None	None

Mr. O'Neill is the other co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2013, Mr. O'Neill was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$1,118,435,000	None	None
Other Pooled Investment Vehicles	3	$190,620.642	None	None
Other Accounts	None	None	None	None

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Further, a potential conflict could include Mr. Galley's, or Mr. O'Neill's knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

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The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee.  The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio managers' compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Mr. Galley's and Mr. O'Neill's total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The performance bonus reflects individual performance and the performance of the Adviser's business as a whole.  Mr. Galley and Mr. O'Neill also participate in a 401K program on the same basis as other officers of the Adviser.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Galley and Mr. O'Neill as of September 30, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	$100,001 - $500,000
Stephen O'Neill	$100,001 - $500,000

Administration

ALPS Fund Services, Inc., acts as the administrator ("Administrator") for the Trust.  The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust.  The fee paid by the Trust is equal to the greater of:

•	$540,000 annual minimum or the following basis point fee schedule:

Annual Net Assets	Basis Points
Between $0 - $1B	5.0
$$1B - $3B	3.0
Above $3B	1.5

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The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, ALPS Fund Services, Inc. provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement previously discussed.

ALPS Fund Services, Inc. began providing transfer agency, fund administration and fund accounting services to the Fund on December 6, 2010.  The Fund paid ALPS Fund Services, Inc. the following amounts for transfer agency, fund administration and fund accounting services to the Fund.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Year Ending September 30
2013	$284,547
2012	$223,640
2011	$313,362

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund's custodian ("Custodian").  The Custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203 (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Fund's Distributor does not receive a fee from the Fund for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc. also acts as the transfer agent ("Transfer Agent") for the Fund.  The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  The Transfer Agent receives an annual base fee from the Fund of $25,000 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending September 30, 2014.  Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

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The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013
$93,564	$159,514	$111,606

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website.  The timing of the disclosures may vary, but will be universally available to all parties when listed.  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian providing services to the Fund.  The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Fund's Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

40

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund, and the shareholder will bear any market-related risks of the securities until they are sold.

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TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Funds or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its tax income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund's to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

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The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2013.  The Trust will provide the Annual Report without charge upon written request or request by telephone.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER
Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies.   Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds").  RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

A-1

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS
We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

A-2

PROXY VOTING GUIDELINES
Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.  Requiring senior executives to hold stock in a company.
2.  Requiring stock acquired through option exercise to be held for a certain period of time.
These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure
We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

A-3

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

B-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

B-2

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur, DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

B-3

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

B-4

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

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“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

B-7

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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RIVERNORTH FUNDS
RIVERNORTH MANAGED VOLATILITY FUND
(formerly RiverNorth Dynamic Buy-Write Fund)

Class R Shares Ticker Symbol: RNBWX
STATEMENT OF ADDITIONAL INFORMATION

January 28, 2014

As Supplemented June 4, 2014

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the RiverNorth Managed Volatility Fund dated January 28, 2014 (the “Prospectus”).  A copy of the Prospectus and Annual Report (when prepared) can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-888-848-7569. The Fund’s Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth Managed Volatility Fund (the “Fund”) is a non-diversified series of RiverNorth Funds (the “Trust”). Prior to January 1, 2014, the Fund was known as the RiverNorth Dynamic Buy-Write Fund.  The Trust is an open-end management investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. There are five series currently authorized by the Trust’s Board of Trustees. The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Closed-End Investment Companies

The Fund may invest in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund’s common shares in an attempt to enhance the current return to such closed-end Fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”).

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions. The Fund enters into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

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A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

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The Fund may engage in futures transactions for hedging purposes only. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

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Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

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Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

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The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

Leverage Risk

The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment, as well as for temporary or emergency purposes. The Fund will not use leverage for investment purposes.  During times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

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The Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective. The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

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Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

•	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund’s net assets in fully collateralized repurchase agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

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Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund’s commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Segregation Requirements

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC").  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

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Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements. A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount. Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers. The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty. The Fund may use its own net asset value as the underlying asset in a total return swap. The adviser utilizes a total return swap using the Fund’s return as the underlying asset in order for the Fund’s cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

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The Fund’s investments in U.S. government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government obligations.  On August 8, 2011, Standard & Poor’s also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises.  These actions had an initial adverse effect on financial markets and the longer term impact of these and/or future downgrades on markets and the participants therein is unknown.  However, it might be material and adverse.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser’s anticipated price within the life of the warrant.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff. .  Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities (“Permitted Senior Securities”), such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

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3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33 1/3% of the Fund’s assets. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.  In the event illiquid assets exceed 15% of the Fund’s net assets, due to market fluctuations or otherwise, the adviser will seek the orderly disposal of the illiquid assets to bring the percentage below 15%.

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MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Fund is one of two series in the “Fund Complex”. The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception. Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Fund’s investment adviser. The Board of Trustees is comprised of Mr. Galley and 4 Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed. The Trust has an Audit Committee with a separate chair. The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund's investment adviser and the portfolio manager of the Fund.  His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund's President.  Mr. John K. Carter was elected a trustee in January 2013.  Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows.  Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V.  Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds.  He also served as a compliance officer.  Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers.  Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.  The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board at the Trust continues to grow and deal with legally complex issues.  Mr. James G. Kelley has also served as an Independent Trustee since the Fund's inception.  He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company.  Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.  His experience in these areas benefits the Board in its review of the Fund's financial statements. Mr. Oakes was elected a Trustee in December 2010.  He has many years of experience in the securities industry.  Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman.  The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels.  Mr. Fred G. Steingraber was elected a trustee in January 2013.  Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation.  Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm.  Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals.  He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.  The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

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The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present);Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to present); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	NA
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).

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Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

1	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

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The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley3, Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board of Managers of RiverNorth Capital Management, LLC (2010 to present); Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer, and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012);. Utopia Funds Chief Compliance Officer 2007 to 2009, Treasurer and Chief Financial Officer 2005 to 2009; FIM Group, Director of Mutual Funds (2004 to 2009).
NA
Board of Managers of RiverNorth Capital Management, LLC (2010 to present); Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/ May 2012 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present) Counsel, Thompson Hine, LLP (2007 to 2012)	NA	NA
Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ December 2010 to present	Associate Counsel (2013 to present) and Assistant General Counsel, ALPS Fund Services, Inc. (2010 to 2013); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009).	NA	NA
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present).	NA	NA

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Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

1	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

3
Patrick W. Galley is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser.

Board Committees. The Trust has an audit committee that consists of all the Independent Trustees James G. Kelley, and John S. Oakes.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2013, the Audit Committee met three times.

Trustee Ownership. As of December 31, 2013, the Trustees owned the following amounts in the Fund and other series of the Trust:

Name of Trustee or Officer	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities In Trust
Patrick W. Galley	Over $100,000	Over $100,000
John K. Carter2	$0	$50,001 to $100,000
James G. Kelley	$0	$10,001 to $50,000
John S. Oakes	$1 to $10,000	$50,001 to $100,000
Fred G. Steingraber2	$0	$0

1
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

2	Messrs. Carter and Steingraber were elected to the Board of Trustees on January 29, 2013.
3	Mr. Hinton resigned from the Board of Trustees effective January 29, 2013.

Trustee Compensation. The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ended September 30, 2013. Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.

Name of Person	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees1
Patrick W. Galley	$0	$0
John K. Carter2	$165	$18,750
Kevin M. Hinton3	$0	$750
James G. Kelley	$171	$20,500
John S. Oakes	$165	$19,500
Fred G. Steingraber2	$165	$18,750

1
The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund and the RiverNorth/Oaktree High Income Fund.

2	Messrs. Carter and Steingraber were elected to the Board of Trustees on January 29, 2013.

3	Mr. Hinton resigned from the Board of Trustees effective January 29, 2013.

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CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Fund to pay ALPS Distributors, Inc. the Trust’s Distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

Under the Plan, the Distributor may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

The Plan was activated as of October 12, 2012, and for the fiscal period ended September 30, 2013, the Fund accrued $38,925 under the Plan and paid the full amount to the Distributor.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of December 31, 2013, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	43.96%	Record
TD AMERITRADE, INC. PO BOX 2226 OMAHA NE 68103-2226	33.29%	Record
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FIN CNTR NEW YORK, NY 10281	8.60%	Record

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2013 all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund. RiverNorth Capital Management, LLC is a majority owned subsidiary of RiverNorth Holding Co. Brian H. Schmucker and Patrick W. Galley each own, directly or indirectly, more than 25% of RiverNorth Holding Co. and therefore each are deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.  Through January 31, 2015, the Adviser contractually agrees to defer management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), at 1.80% of the average daily net assets for that period.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended*	Advisory Fees Accrued	Total Fees Reimbursed And/or Waived	Net Advisory Fees Paid
September 30, 2013	$155,699	$(61,295)	$94,404

*	For the period October 12, 2012 (Fund’s inception) to September 30, 2013.

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The Agreement will continue on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Portfolio Manager

Mr. Eric Metz is the portfolio manager responsible for the day-to-day management of the Fund. As of September 30, 2013, Mr. Metz was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	None	None
Other Pooled Investment Vehicles	1	$1,536,759	1	$1,536,759
Other Accounts	0	0	None	None

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include Mr. Metz’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

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Because the Portfolio Manager may trade securities in his own personal account, the Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Mr. Metz’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund. The performance bonus reflects individual performance and the performance of the Adviser’s business as a whole. Mr. Metz also participates in a 401K program on the same basis as other employees of the Adviser.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Metz as of September 30, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Eric M. Metz	$50,001 to $100,000

Administration

ALPS Fund Services, Inc. acts as the administrator (“Administrator”) for the Trust. The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing. For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust. The fee paid by the Trust is equal to the greater of:

• $540,000 annual minimum or the following basis point fee schedule:

Annual Net Assets	Basis Points
Between $0 - $1B	5.0
$1B - $3B	3.0
Above $3B	1.5

The annual fee paid by the Fund is based on an allocation of the fee among all the series in the Trust based on total net assets of each series of the Trust.

In addition, ALPS Fund Services, Inc. provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement previously discussed.

The Administrator began providing transfer agency, fund administration and fund accounting services to the Fund on October 12, 2012.  The Fund paid the Administrator the following amount for transfer agency, fund administration and fund accounting services to the Fund.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Period Ending September 30
2013*	$41,272

*   For the period October 12, 2012 (Fund’s inception) to September 30, 2013.

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Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203 (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Fund’s Distributor does not receive a fee from the Fund for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc. also acts as the transfer agent (“Transfer Agent”) for the Fund. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. The Transfer Agent receives an annual base fee from the Fund of $25,000 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending September 30, 2014. Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

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Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Period Ended September 30, 2013
$41,708

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website. The timing of the disclosures may vary, but will be universally available to all parties when listed. The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

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The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

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REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund, and the shareholder will bear any market-related risks of the securities until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Funds or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its tax income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund’s to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

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The Adviser’s policies and procedures are attached as Appendix A.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569. The information also will be available on the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30.  The Trust will provide the Annual Report without charge upon written request or request by telephone.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER
Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

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DECISION METHODS
We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

¡	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

¡	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES
Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

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Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.
2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure
We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

B - 1

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

B - 2

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur, DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - 3

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

B - 4

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

B - 5

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

B - 6

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

B - 7

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

B - 8

RIVERNORTH FUNDS

RiverNorth/Oaktree High Income Fund

Class R Ticker Symbol: RNOTX
Class I Ticker Symbol:  RNHIX

Statement Of Additional Information

January 28, 2014
As supplemented June 4, 2014

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the RiverNorth/Oaktree High Income Fund dated January 28, 2014 (the “Prospectus”).  A copy of the Prospectus and the Fund’s Annual Report (when available) can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-888-848-7569.  The Fund's Prospectus is incorporated by reference into this SAI.

Page

DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS	1
Investment Strategies and Risks	1
Investment Restrictions	26
MANAGEMENT OF THE FUND	27
CODE OF ETHICS	33
DISTRIBUTION PLAN	33
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	34
Principal Holders and Control Persons	34
Management Ownership	35
INVESTMENT ADVISORY AND OTHER SERVICES	35
Investment Adviser	35
Sub-Adviser	36
Portfolio Managers	36
Administration	38
Custodian	39
Distributor	39
Transfer Agent	39
Independent Registered Public Accounting Firm	39
BROKERAGE ALLOCATION AND OTHER PRACTICES	39
DISCLOSURE OF PORTFOLIO HOLDINGS	40
DETERMINATION OF SHARE PRICE	41
TAX CONSEQUENCES	43
PROXY VOTING POLICIES AND PROCEDURES	44
FINANCIAL STATEMENTS	44
APPENDIX A – Proxy Voting Policies of Investment Adviser	A - 1
APPENDIX B – Proxy Voting Policies of Sub-Adviser	B - 1
APPENDIX C – Description of Securities Ratings	C - 1

DESCRIPTION OF THE TRUST AND FUND

RiverNorth/Oaktree High Income Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”).  The Trust is an open-end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  There are four series currently authorized by the Trust’s Board of Trustees (the “Board” or “Board of Trustees”).  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund's sub-adviser is Oaktree Capital Management, L.P. (the “Sub-Adviser” or “Oaktree”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund's Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

INVESTMENT STRATEGIES AND RISKS

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests.  Additional non-principal strategies and risks also are discussed here.

1

ASSET-BACKED SECURITIES AND COLLATERALIZED DEBT OBLIGATIONS

The Fund may invest in asset-backed securities and collateralized debt obligations (“CDOs”).  Asset-backed securities and CDOs are created by the grouping of certain governmental, government-related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

BANK LOANS

The Fund may invest in bank loans and other senior debt instruments. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”).  The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although the Fund’s Loan investments will generally be in the senior position of the borrower’s capital structure, the borrowers of Loans in which the Fund invests are likely to be highly leveraged. A borrower’s leverage may adversely impact the Fund in a number of ways, such as creating a greater possibility of default or bankruptcy. While borrowers frequently provide collateral to secure repayment of Loan obligations, they do not always do so. If a borrower does provide collateral, the value of the collateral may not completely cover its obligations at the time of a default. If a borrower files for bankruptcy protection from its creditors, the Fund’s rights to collateral may be limited by applicable law. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

2

The Fund may invest in Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Fund considers these investments to be investments in debt securities for purposes of its investment policies.  References in this Statement of Additional Information to investments by the Fund in securities will be deemed to include investments in Loans unless the context otherwise requires.

Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to neither the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrowers on the Loans. The Fund may enter into Participations and Assignments on a forward commitment or on a “when-issued” basis, whereby the Fund would agree to purchase a Participation or Assignment at set terms in the future.

The Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and the Fund may only be able to sell such instruments to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific adverse event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Sub-Adviser that an adequate trading market exists for such instruments. To the extent that liquid Assignments and Participations that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid securities would increase.  In addition, when compared to the purchase of securities like high yield bonds, which typically settle within three business days after the initial trade date, the settlement process for the purchase of bank loans can take several additional days and, in certain instances, several weeks. Having a trade outstanding between counterparties for a longer period may increase the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed.

Most of the Loans purchased by the Fund will pay interest based equal to a base lending rate plus a specified margin.  These base lending rates generally are the London Interbank Offered Rate (LIBOR), the prime rate of a designated U.S. bank or another base lending rate used by commercial lenders. The interest rate on prime rate based loans floats daily as the prime rate changes, while the interest rate on LIBOR-based loans generally is reset periodically from every 30 days to one year. As a result, a decline in LIBOR or the applicable prime rate could negatively impact the expected return on the Fund’s portfolio. Investments in Loans with longer interest rate reset periods will increase the Fund’s exposure to fluctuations in asset values resulting from changes in interest rates.  Certain LIBOR-based Loans also have “LIBOR floors” that place a lower limit on the floating-rate component of the interest rate.  Where such a floor exceeds the current LIBOR, increases in LIBOR may not result in an increase in the interest rate paid on the Loan.

3

BUSINESS DEVELOPMENT COMPANIES (“BDCs”)

BDCs are a type of closed-end investment company regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), whose shares are typically listed for trading on a U.S. securities exchange.  BDCs are publicly-traded funds that typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund's investment in securities of BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. The Fund intends to primarily invest in BDC shares which are trading in the secondary market on a U.S. securities exchange but may, in certain circumstances, invest in an initial public offering of BDC shares or invest in certain debt instruments issued by BDCs. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance-based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising.  As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund.  Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the market at a discount to their net asset value (“NAV”).

Certain BDCs in which the Fund may invest may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses increased volatility.  In addition, a BDC's common share income may fall if the dividend rate on any preferred shares or the interest rate on any borrowings of the BDC rises.

The 1940 Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the 1940 Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.

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CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

CLOSED-END INVESTMENT COMPANIES

The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors generally buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at their net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

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Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund's common shares in an attempt to enhance the current return to such closed-end Fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

COMMERCIAL PAPER

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

COMMODITIES

The Fund may invest indirectly (usually through exchange traded funds that track commodity-related indices) in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.  The Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

CONVERTIBLE SECURITIES

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

CORPORATE DEBT

Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser and Oaktree consider corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, are determined by the Adviser or Oaktree to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate debt, including bonds and loans. Secured debt is backed by collateral and unsecured debt is not. Therefore unsecured debt may have a lower recovery value than secured debt in the event of a default by its issuer. The Adviser or Oaktree may incorrectly analyze the risks inherent in corporate debt, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

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DEPOSITARY RECEIPTS

Sponsored and unsponsored American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADRs.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

EMERGING MARKET SECURITIES

Investing in emerging market securities involves risks different from, and potentially greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalizations of emerging securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible limits on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to government consent. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging market securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards or in the accuracy of such reporting, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearing and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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EQUITY SECURITIES

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser or Oaktree.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

EXCHANGE TRADED FUNDS

The Fund may invest in a range of exchange-traded funds ("ETFs").  When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Oaktree believes it is in the Fund's interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF.  Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it would be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

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EXCHANGE-TRADED NOTES

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on an exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the 0underlying index remaining unchanged.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

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FOREIGN SECURITIES

The Fund may invest in foreign securities, either directly or by purchasing ADRs.  The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs.  Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.   Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

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If the Fund owns Treasury bonds and the Adviser or Oaktree expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, the Adviser or Oaktree expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's or Oaktree's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures markets that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

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Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

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Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

HIGH YIELD SECURITIES

The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund or an Underlying Fund also may incur additional expenses in seeking recovery from an issuer that defaults.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2008, 2009 and 2010, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, a major portion of an issue of lower-rated securities may at times be held by a small number of institutional investors. As a result, a fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

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Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980s, legislation required federally insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s or an Underlying Fund’s investments in lower rated securities.

High yield investments may include the following:

Fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  Pay-in-kind bonds may be considered riskier than other types of high yield bonds.  If an issuer chooses to pay in additional bonds, the Fund would have a greater portion of its net assets invested in the issuer’s debt and the issuer would become more highly leveraged.

In addition to the securities described above, in connection with the reorganization or restructuring of an issuer, the issuer may issue common stock or other securities to holders of its debt securities.  As a result, the Fund or an Underlying Fund may hold such common stock and other securities even if it does not invest in such securities.

HYBRID SECURITIES

The Fund may acquire hybrid securities. A third party may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all fixed-income securities.

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ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities (determined using the Securities and Exchange Commission (the “SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities), including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Board, the Adviser or Oaktree may determine that particular Rule 144A securities, loans and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Oaktree will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Oaktree will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NSROs”) or, if only one NSRO rates the security, by that NSRO, or, if the security is unrated, the Adviser or Oaktree determines that it is of equivalent quality.

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Rule 144A securities, loans and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Oaktree to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

INDEXED SECURITIES

The Fund may purchase indexed securities consistent with its investment objective.  The indexed securities are securities whose value varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

INFLATION-PROTECTED SECURITIES

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of the Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

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In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

INSURED BANK OBLIGATIONS

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

INVESTMENT COMPANY SECURITIES

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (such as an ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser or Oaktree acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

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In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales load any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

On July 26, 2010, the Adviser and the Fund applied to the Securities and Exchange Commission for an order exempting the Fund from the limitations of Rule 12d1-3 under the Investment Company Act.  If the order is issued, the Fund will be permitted to invest in other investment companies over the limits described above.

LEVERAGE RISK

The Fund may borrow amounts up to one-third of the value of its total assets, but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification.  However, it also increases investment risk and the possibility of fluctuation in the Fund's net asset value.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value, than it would without such leverage.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

MUNICIPAL SECURITIES

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

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Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

OPTIONS

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s or Oaktree’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

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When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

PREFERRED STOCK

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond.  Management can elect to forego the preferred dividend, resulting in a loss to the Fund.  These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  Preferred stocks frequently lack the voting rights associated with common stocks.  The Adviser or Oaktree may incorrectly analyze a preferred security, resulting in a loss to the Fund.

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REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•           limited financial resources;

•           infrequent or limited trading; and

•           more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

REPURCHASE AGREEMENTS

The Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Oaktree to be creditworthy.  The Adviser or Oaktree monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

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REVERSE REPURCHASE TRANSACTIONS

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with an expected return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Oaktree.

Reverse repurchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse repurchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

SEGREGATION REQUIREMENTS

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC").  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

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SHORT SALES

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short less (ii) any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

SOVEREIGN OBLIGATIONS

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain sovereign emerging market debtors have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

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SPECIAL PURPOSE ACQUISITION COMPANIES

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.  The Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

 STRUCTURED NOTES

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities or an index.  Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations.  Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk and market risk.  In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall.  The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant.  In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity.  Even with respect to structured notes that purport to provide a “buffer,” the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

SWAPS

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount.  Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers.  The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  The Fund may use its own net asset value as the underlying asset in a total return swap.  The Adviser or Oaktree may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund's cash positions allocated to the swap to share in similar investment returns as the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities

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U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government obligations.  On August 8, 2011, Standard & Poor’s also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises.  These actions had an initial adverse effect on financial markets and the longer term impact of these and/or future downgrades on markets and the participants therein is unknown.  However, it might be material and adverse.

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INVESTMENT RESTRICTIONS

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff, including Investment Company Act Release No. 10666 (April 18, 1979).

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities); the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, bank loans or other securities.

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7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation 1 above, and then not to exceed 33⅓% of the Fund's assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is one of two series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

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Leadership Structure.  The Trust is led by Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception.  Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser.  The Board of Trustees is comprised of Mr. Galley and three Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act).  The Trust does not have a lead independent Trustee, but governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund's investment adviser and the portfolio manager of the Fund. His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund's President. Mr. John K. Carter was elected a trustee in January 2013. Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows. Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board at the Trust continues to grow and deal with legally complex issues. Mr. James G. Kelley has also served as an Independent Trustee since the Fund's inception. He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company. Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting. His experience in these areas benefits the Board in its review of the Fund's financial statements. Mr. Oakes was elected a Trustee in December 2010. He has many years of experience in the securities industry. Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman. The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels. Mr. Fred G. Steingraber was elected a trustee in January 2013. Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation. Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm. Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals. He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois. The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

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The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes him highly qualified. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ September 2006 to present	Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	NA

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John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 Funds) (2005 to 2009
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

1	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The “Fund Complex” consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund and the RiverNorth/Oaktree High Income Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

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Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley3, Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board of Managers of RiverNorth Capital Management, LLC (2010 to present); Board of Managers of  RiverNorth Securities, LLC (2010 to 2012) and Board of Directors of RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012); Utopia Funds Chief Compliance Officer 2007 to 2009, Treasurer and Chief Financial Officer 2005-2009; FIM Group, Director of Mutual Funds (2004 to 2009).
NA
Board of Managers of RiverNorth Capital Management, LLC (2010 to present); Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors of RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B 1968	Chief Compliance Officer	Indefinite/ May 2012 to present	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine LLP (2007 to 2012)	NA	NA
Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ December 2010 to present	Associate Counsel (2013 to present) and Assistant General Counsel, ALPS Fund Services, Inc. (2010 to 2013); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009).	NA	NA
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present).	NA	NA

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Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

1	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund and the RiverNorth/Oaktree High Income Fund.

3	Patrick W. Galley is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Investment Officer of the Fund’s investment adviser.

Board Committees. The Trust has an audit committee that consists of James G. Kelley, John K. Carter, Fred G. Steingraber and John S. Oakes.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2013, the Audit Committee met three times.

Trustee Ownership.  As of December 31, 2013, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund, and the Trustees beneficially owned the following amounts in the other series in the Trust:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in the Trust
Patrick W. Galley	More than $100,000	more than $100,000
John K. Carter	$0	$50,001 - $100,000
James G. Kelley	$0	$10,001 - $50,000
John S. Oakes	$0	$50,001 - $100,000
Fred G. Steingraber	$0	$0

Trustee Compensation. The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ended September 30, 2013. Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

Name of Person	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees1
Patrick W. Galley	$0	$0
John K. Carter2	$187	$18,750
Kevin M. Hinton3	$0	$750
James G. Kelley	$194	$20,500
John S. Oakes	$187	$19,500
Fred G. Steingraber2	$187	$18,750

1
The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund and the RiverNorth/Oaktree High Income Fund.

2	Messrs. Carter and Steingraber were elected to the Board of Trustees on January 29, 2013.
3	Mr. Hinton resigned from the Board of Trustees effective January 29, 2013.

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CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser and Oaktree have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Adviser and Oaktree are subject to the applicable code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, an R Class and an I Class.  Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights.  The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund's Class R shares.  The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing Class R shares of the Fund.  The amount payable annually by the Fund is 0.25% of the average daily net assets for the Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

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The Plan was activated as of December 28, 2012, and for the fiscal year ended September 30, 2013, the Fund accrued $24,943 under the Plan and paid the full amount to the Distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of December 31, 2013, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
UBS WM USA 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	39.56%	Record
TD AMERITRADE, INC. PO BOX 2226 OMAHA NE 68103-2226	25.38%	Record
CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	18.99%	Record
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FIN CNTR NEW YORK, NY 10281	6.96%	Record
Class I Shares
CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	36.91%	Record
TD AMERITRADE, INC. PO BOX 2226 OMAHA NE 68103-2226	29.37%	Record

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Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

MANAGEMENT OWNERSHIP

As of December 31, 2013, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund.  RiverNorth Capital Management, LLC is a majority-owned subsidiary of RiverNorth Holding Co.  Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and each are deemed to control the Adviser.

Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees , provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.  Through January 31, 2015,, the Adviser contractually agrees to defer management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding sales loads, brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, at 1.35% of the average daily net assets for the Class I shares and 1.60% for the Class R shares for that period.

The Agreement will continue on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

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Fiscal Year Ended	Advisory Fees Accrued	Total Fees Reimbursed And/or Waived	Net Advisory Fees Paid
September 30, 2013*	$214,293	$(46,550)	$167,743

*	For the period December 28, 2012 (Fund’s inception) to September 30, 2013

SUB-ADVISER

The Trustees have approved the Adviser’s selection of Oaktree Capital Management, L.P. as the investment sub-adviser to the Fund.  Under the terms of the sub-advisory agreement, Oaktree, subject to the supervision of the Adviser and the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies with respect to that portion of the Fund’s assets allocated to Oaktree.  As compensation for its sub-advisory services, the Adviser is obligated to pay Oaktree a fee equal to 0.50% of the average daily gross assets of the Fund allocated to Oaktree.

For the fiscal period ended September 30, 2013, Oaktree received $0 in sub-advisory fees with respect to the Fund

PORTFOLIO MANAGERS

Below are the co-portfolio managers responsible for the day-to-day management of the Fund.  As of September 30, 2013, the co-portfolio managers were responsible for the management of the following other types of accounts (in addition to the Fund):

Name	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts**
	Number of Accts	Total Assets	Number of Accts	Total Assets	Number of Accts	Total Assets
Patrick W. Galley	3	$1,720,624,210	3	$190,620,642	None	None
Stephen O’Neill	3	$1,720,624,210	3	$190,620,642	None	None
Desmund Shirazi	0	$0	4	$3,704,303,858	4	$1,041,717,241
Sheldon Stone	2	$182,809,878	4	$4,505,717,114	52	$12,565,815,485
Shannon Ward	2	$117,609,156	4	$1,191,664,189	16	$1,449,203,757
Armen Panossian***	1	$8, 136,251	3	$3,883,288,850	9	$5,645,217,131

*	These accounts are subject to a performance fee.
**	At times assets of the Other Accounts in column 3 may be invested in these registered investment companies
***	Information as of March 31, 2014.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  In addition, the management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time, investment ideas and available investment opportunities across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, in which case the portfolio manager could favor one account over another.  Individual portfolio managers may also make investment decisions on behalf of one fund or account that has the potential to negatively impact another fund or account.  Both the Adviser and Oaktree manage potential conflicts between funds and other accounts through allocation policies and procedures and internal review processes that are designed to ensure that no one client is intentionally favored at the expense of another.

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With respect to securities transactions for the Fund, the Adviser or Oaktree determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The Adviser or Oaktree may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for other funds or accounts managed by the Adviser or Oaktree may outperform the securities selected for the Fund.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, which information they could use to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may also arise where the Adviser or Oaktree has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s, Adviser’s or Oaktree’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio managers' compensation may be indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

The Adviser, Oaktree and the Fund have each adopted a code of ethics that, among other things, permits personal trading under conditions where it has been determined that such trading would not reasonably be expected to adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser, Oaktree and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address the types of conflicts described above.  However, there is no guarantee that such procedures will detect every situation in which a conflict arises.

RiverNorth Capital Management, LLC

Total compensation for Mr. Galley and Mr. O'Neill, co-portfolio managers of the Fund, is determined by the Adviser in accordance with its own internal policies and includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The amounts paid to Mr. Galley and Mr. O'Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance and the performance of the Adviser's business as a whole.  Mr. Galley and Mr. O'Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Oaktree Capital Management, L.P.

The compensation structure of Mr. Stone, Mr. Shirazi,  Ms. Ward and Mr. Panossian, co-portfolio managers of the Fund, is determined by Oaktree in accordance with its own internal policies.  Mr. Stone is a Principal of Oaktree and is compensated by virtue of his ownership interest in an Oaktree affiliate. The compensation for Mr. Shirazi and Ms. Ward, Managing Directors of Oaktree, and Mr. Panossian generally consists of a base salary, participation in the firm-wide bonus pool and distributions under Oaktree’s equity plan.  At Oaktree, salaries are capped so that a significant portion of an individual’s compensation is derived from bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and performance, and equity participation for the most senior employees.  Mr. Shirazi’s, Ms. Ward’s and Mr. Panossian's compensation is not specifically dependent on the performance of the Fund.  They are not compensated based on the growth of the Fund’s assets, or any other assets managed by Oaktree, except to the extent that such growth contributes to the firm’s overall asset growth, which in turn contributes to the firm’s overall profitability.  Mr. Shirazi, Ms. Ward and Mr. Panossian do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.

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The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio managers:

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Patrick W. Galley	$100,001 to $500,000
Steve O’Neill	$10,001 - $50,000
Desmund Shirazi	None
Sheldon Stone	None
Shannon Ward	None
Armen Panossian	None

ADMINISTRATION

ALPS Fund Services, Inc. acts as the administrator (“Administrator”) for the Trust.  The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust.  The fee paid by the Trust is equal to the greater of:

• Greater of $540,000 annual minimum or the following basis point fee schedule:

Annual Net Assets	Basis Points
Between $0 - $1B	5.0
$1B - $3B	3.0
Above $3B	1.5

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, the Administrator provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement.

The Fund paid ALPS Fund Services, Inc. the following amounts for transfer agency, fund administration and fund accounting services to the Fund.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Period Ending September 30
2013*	$37,836

*   For the period December 28, 2012 (Fund’s inception) to September 30, 2013

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CUSTODIAN

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

DISTRIBUTOR

ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, Colorado, 80203 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.  The Distributor does not receive a fee from the Fund for these services.

TRANSFER AGENT

ALPS Fund Services, Inc. also acts as the transfer agent (“Transfer Agent”) for the Fund.  The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  The Transfer Agent receives an annual base fee from the Fund of $25,000 plus a per account fee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Trust for the fiscal year ending September 30, 2014.  Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Oaktree is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.  In placing portfolio transactions, the Adviser or Oaktree seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser or Oaktree generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Oaktree is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Oaktree exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Oaktree determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's or Oaktree’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser or Oaktree may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser or Oaktree may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

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Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser or Oaktree irrespective of any trading activity effected with that broker.)  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Oaktree in servicing other accounts.  Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Oaktree in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser or Oaktree, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Oaktree of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's or Oaktree’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Oaktree may, but will not be required to, execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated using a trade allocation deemed by the Adviser or Oaktree to be fair and consistent with its obligations to the Fund and its other clients.  The Adviser or Oaktree may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Oaktree believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Period Ended September 30, 2013*
$8,182

*   For the period December 28, 2012 (Fund’s inception) to September 30, 2013

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website.  The timing of the disclosures may vary, but will be universally available to all parties when made.  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

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Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release certain portfolio holdings information on a daily basis to the Adviser, Oaktree, the Administrator, the Transfer Agent and the Custodian providing services to the Fund.  The Adviser, Oaktree, the Administrator, the Transfer Agent, the Fund Accounting Agent and the Custodian receive certain portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, Oaktree, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict between the interests of Fund shareholders and those of the Adviser, Oaktree or any affiliated person of the Fund, the Adviser or Oaktree. Additionally, the Adviser, Oaktree and any affiliated persons of the Adviser or Oaktree are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Fund's Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Adviser, Oaktree, the Transfer Agent, the Fund Accounting Agent and the Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Board believes, based upon the Fund’s size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

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DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Oaktree (when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on a securities exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser or Oaktree determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities, including Loans, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Oaktree when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser (or Oaktree when consulted by the Adviser) decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees.  This fair valuation may include use of quotes from brokers who make a market in the securities being valued.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  However, securities with a demand feature exercisable within seven days are generally valued at par value.

Other securities or instruments generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Oaktree when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities or instruments. When market quotations are not readily available, when the Adviser (or Oaktree when consulted by the Adviser) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities or instruments are being valued, such securities or instruments are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV.  As a result, the NAV of the Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. dollar. The value of securities or instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or instrument or if a security’s or instrument’s value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security that better reflects the security's market value at the time the Fund calculates its NAV. This “fair” value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund's use of fair value pricing is intended to result in calculation of an NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security or instrument such that the security or instrument could be sold for the fair value amount.

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REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities and other investments held by the Fund instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities or other investments received from the Fund, and the shareholder will bear any market-related risks of the securities or other investments until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Funds or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its tax income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

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Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser or Oaktree.  The Adviser or Oaktree will vote such proxies in accordance with its respective proxy policies and procedures. In some instances, the Adviser or Oaktree may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders and those of the Adviser or Oaktree or an affiliated person of the Adviser or Oaktree.  In such a case, the Trust’s policy requires that the Adviser or Oaktree abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser or Oaktree shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Oaktree’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that, in its judgment, after reviewing the recommendation of the Adviser or Oaktree, is most consistent with the Adviser’s or Oaktree 's proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser’s and Oaktree’s policies and procedures are attached as Appendix A and B, respectively.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2013.  The Trust will provide the Annual Report, when prepared, without charge upon written request or request by telephone.

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APPENDIX A
PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies.  Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds").  RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

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Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

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PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.  Requiring senior executives to hold stock in a company.
2.  Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

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Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX B

SUMMARY OF PROXY VOTING POLICY OF THE SUB-ADVISER

Clients often grant Oaktree the authority to vote proxies on their behalf. Oaktree views seriously its responsibility to exercise voting authority over securities that form part of its clients’ portfolios. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with Oaktree’s fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act.  Oaktree’s authority to vote the proxies of clients is established by the investment management agreements, or other comparable documents, establishing the clients’ accounts.

Oaktree maintains written proxy voting guidelines, which may be amended from time to time as deemed necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. Oaktree will generally vote in the manner as noted within the guidelines unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is Oaktree’s policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.

Proxy statements are generally reviewed by the investment analyst responsible for monitoring the security being voted, in conjunction with the proxy voting guidelines.  The proxy statement, the proxy voting guidelines and the proxy voting form will be provided to the investment analyst promptly upon receipt, by the Corporate Actions staff.  The proxy voting form will serve as Oaktree’s record as to the manner and details of the vote.  Once the investment analyst has completed the analysis, documented the vote and the basis for such vote, and signed the form, the proxy voting form is forwarded to the responsible Compliance officer or Legal officer for review.  In order to evidence such review, the Compliance or Legal officer will also sign the Proxy Voting Form.  Documentation that Oaktree has voted all proxies for accounts for which it has proxy voting authority is maintained by the Corporate Actions staff responsible for proxies.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Oaktree’s policies require that any person with knowledge of a personal conflict of interest (e.g., familial relationship with company management) regarding a particular proxy vote must notify a Legal and/or Compliance officer.  They will review the circumstances to determine if a material conflict exists, and, where appropriate, manage the conflict so that the proxy process may proceed.

Where Oaktree deems a client to be a “significant holder” of a particular security, the proxy voting guidelines provide for all votes to be made based on Oaktree’s case-by-case analysis of the circumstances. The following are examples of issues covered in the proxy voting guidelines for passive investments and how Oaktree generally votes proxies when those issues are presented:

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The election of directors and proposals regarding director compensation, mandatory retirement ages and indemnification or limitation of director liability will be evaluated on a case-by-case basis.  Classified board structures will generally be opposed.  Oaktree will generally support majority-independent boards, compensation committees and nomination committees as well as fixing the total number of directors who can serve on a board.

•
Oaktree generally supports confidential voting by shareholders, the ability of shareholders to act by written consent and the ability of shareholders to call meetings.  Preemptive rights, structures that result in unequal voting rights for different shareholders and requirements for supermajority shareholder voting will generally be opposed.  Other proposals regarding corporate structure and voting rights, including cumulative voting, increases in authorized shares and the creation or the elimination of share classes, will be evaluated on a case-by-case basis.

•
Matters related to mergers, acquisitions and other changes in control will be evaluated on a case-by-case basis.  Oaktree does uniformly support or oppose anti-takeover measures such as shareholder rights (poison pill) plans.

•
Oaktree generally supports profit sharing plans and performance-based compensation plans and will support employee stock purchase plans where the purchase price for shares under a proposed plan is no less than 85% of their fair market value.  Service-based compensation plans will be evaluated on a case-by-case basis.  Oaktree opposes blank check authority for a board or committee to amend existing compensation and benefit plans.  Proposals involving the creation or amendment of stock option plans, individual stock options, stock awards to particular employees and tax offset payments to particular executives will be evaluated on a case-by-case basis.

•	Management’s recommendations to approve a company’s auditors and the compensation for such auditors will generally be supported.

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Oaktree will generally abstain from voting on proposals addressing corporate or social policy issues, including shareholder proposals requiring onerous disclosures or reporting, restricting normal business practices or establishing shareholder advisory committees.  Oaktree will evaluate proposals regarding environmental issues, asbestos liability and arbitrary caps on executive compensation on a case-by-case basis.

Oaktree clients that would like additional information regarding Oaktree’s proxy voting policies and procedures or how Oaktree has voted on specific proxies can forward their written requests to the attention of the Chief Compliance Officer.  Disclosure of this client option to receive additional proxy voting information is also made through Oaktree’s Form ADV Part 2A.

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APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur, DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

RiverNorth Funds

RiverNorth/DoubleLine Strategic Income Fund

Class I Ticker Symbol: RNSIX
Class R Ticker Symbol:  RNDLX

Statement Of Additional Information

January 28, 2014
As Supplemented June 4, 2104

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the RiverNorth/DoubleLine Strategic Income Fund dated January 28, 2014 (the Prospectus”).  The Fund’s Annual Report to shareholders dated September 30, 2013 has been incorporated by reference into this SAI.  A copy of the Prospectus and Annual Report can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-888-848-7569.  The Fund's Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS	1
Investment Strategies and Risks	1
Investment Restrictions	31
MANAGEMENT OF THE FUND	33
CODE OF ETHICS	38
MULTI-CLASS STRUCTURE	38
DISTRIBUTION PLAN	38
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	39
Control Persons	39
Management Ownership	40
INVESTMENT ADVISORY AND OTHER SERVICES	40
Investment Adviser	40
Sub-Adviser	41
Portfolio Managers	41
Administration	44
Custodian	45
Distributor	45
Transfer Agent	45
Independent Registered Public Accounting Firm	45
BROKERAGE ALLOCATION AND OTHER PRACTICES	46
DISCLOSURE OF PORTFOLIO HOLDINGS	47
DETERMINATION OF SHARE PRICE	48
REDEMPTION IN-KIND	49
TAX CONSEQUENCES	49
PROXY VOTING POLICIES AND PROCEDURES	50
FINANCIAL STATEMENTS	51
APPENDIX A – Proxy Voting Policies of Investment Adviser	A-1
APPENDIX B – Proxy Voting Policies of Sub-Adviser	B-1
APPENDIX C – Description of Securities Ratings	C-1

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth/DoubleLine Strategic Income Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”).  The Trust is an open-end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  There are five series currently authorized by the Trust’s Board of Trustees.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund's sub-adviser is DoubleLine Capital, LP (the "Sub-Adviser").

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “How to Buy Shares – Purchasing Shares” and "Valuing the Fund's Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests.  Additional non-principal strategies and risks also are discussed here.

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs").  Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history.  In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative.  Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund's common shares in an attempt to enhance the current return to such closed-end Fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Commodities

The Fund may invest indirectly (usually through exchange traded funds that track commodity-related indices) in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.  The Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser or Sub-Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser or Sub-Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser or Sub-Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser or Sub-Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs").

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Sub-Adviser believes it is in the Fund's interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's or Sub-Adviser's investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2008, 2009 and 2010, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  A fund may hold such common stock and other securities even if they do not invest in such securities.

Hybrid Securities

The Fund may acquire hybrid securities. A third party or the Adviser (or Sub-adviser) may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all fixed-income securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Trust's Board, the Adviser or Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser or Sub-Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Inverse Floaters

Inverse floaters constitute a class of Collateralized Mortgage Obligations (“CMOs”) with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser or Sub-Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

On July 26, 2010, the Adviser and the Fund applied to the Securities and Exchange Commission for an order exempting the Fund from the limitations of Rule 12d1-3 under the Investment Company Act.  If the order is issued, the Fund will be permitted to invest in other investment companies over the limits described above.

Leverage Risk

The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment, as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification.  However, it also increases investment risk and the possibility of fluctuation in the Fund's net asset value.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Loan Participation and Assignments

Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically results in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Adviser or Sub-Adviser determines that the selling Lender is creditworthy.

When the Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to the Fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors.  The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund may invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (CMOs).  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s or Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser or Sub-Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.
•	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund's net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser or Sub-Adviser to be creditworthy.  The Adviser or Sub-Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser or Sub-Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser or Sub-Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's or Sub-Adviser's anticipated price within the life of the right.

Segregation Requirements

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC").  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Sovereign Obligations

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.  The Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

Stripped Mortgage Securities

Stripped Mortgage Securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by federal agencies will be treated by the Fund as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. Stripped Mortgage Securities issued by Federal Agencies generally will be treated by the Fund as liquid securities under procedures adopted by the Fund and approved by the Fund’s Board.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index.  Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations.  Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk, and market risk.  In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall.  The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant.  In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity.  Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

Swaps

The Fund may invest without limitation in interest rate, index, total return, currency and credit default swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount.  Swaps are typically used to limit or manage exposure to fluctuations in interest rates, currency exchange rates or potential defaults by credit issuers.  The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  The Fund may use its own net asset value as the underlying asset in a total return swap.  The Adviser or Sub-adviser may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund's cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser or Sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government obligations.  On August 8, 2011, Standard & Poor’s also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises.  These actions had an initial adverse effect on financial markets and the longer term impact of these and/or future downgrades on markets and the participants therein is unknown.  However, it might be material and adverse.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser or Sub-adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser's or Sub-adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments, Dollar Roll Transactions  and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Adviser or Sub-adviser to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

The Fund may enter into dollar roll transactions in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase the Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund's assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is one of two series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

Leadership Structure.  The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception.  Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser.  The Board of Trustees is comprised of Mr. Galley and four Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund's investment adviser and the portfolio manager of the Fund.  His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund's President.  Mr. John K. Carter was elected a trustee in January 2013.  Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows.  Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V.  Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds.  He also served as a compliance officer.  Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers.  Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.  The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board at the Trust continues to grow and deal with legally complex issues.  Mr. James G. Kelley has also served as an Independent Trustee since the Fund's inception.  He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company.  Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.  His experience in these areas benefits the Board in its review of the Fund's financial statements. Mr. Oakes was elected a Trustee in December 2010.  He has many years of experience in the securities industry.  Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman.  The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels.  Mr. Fred G. Steingraber was elected a trustee in January 2013.  Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation.  Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm.  Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals.  He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.  The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)

James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	NA
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

1	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Income Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley3, Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board Managers of RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012);. Utopia Funds Chief Compliance Officer 2007 to 2009, Treasurer and Chief Financial Officer 2005-2009; FIM Group, Director of Mutual Funds (2004 to 2009).
				NA	Board Managers of RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present)
Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/May 2012 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present) Counsel, Thompson Hine, LLP (2007 to 2012)	NA	NA
Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ December 2010 to present	Associate Counsel (2013 to present) and Assistant General Counsel, ALPS Fund Services, Inc. (2010 to 2013); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009).	NA	NA
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present). Mr. Cory is also Secretary of the Reaves Utility Income Fund.	NA	NA

Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

1	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

3	Patrick W. Galley is considered an "Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

Board Committees. The Trust has an audit committee that consists of all of the Independent Trustees.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2013, the Audit Committee met three times.

Trustee Ownership.  As of December 31, 2013, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Securities in the Trust
Patrick W. Galley	More than $100,000	More than $100,000
John K. Carter	$0	$50,001 - $100,000
James G. Kelley	$0	$10,001 - $50,000
John S. Oakes	$10,001 - $50,000	$50,001 - $100,000
Fred G. Steingraber	$0	0

Trustee Compensation. The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ended September 30, 2013. Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

Name of Person	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees1
Patrick W. Galley	$0	$0
John K. Carter2	$12,897	$18,750
Kevin M. Hinton3	$521	$750
James G. Kelley	$14,107	$20,500
John S. Oakes	$13,418	$19,500
Fred G. Steingraber2	$12,897	$18,750

1
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

2	Messrs. Carter and Steingraber were elected Trustees on January 29, 2013.
3	Mr. Hinton resigned from the Board of Trustees effective January 29, 2013.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser, and the Sub-Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Adviser, and the Sub-Adviser are subject to the applicable code of ethics when investing in securities that may be purchased, sold or held by the Fund.

MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, an R Class and an I Class.  Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights.  The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund's Class R shares.  The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s Distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing Class R shares of the Fund.  The amount payable annually by the Fund is 0.25% of the average daily net assets for the Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

The Plan was activated as of December 30, 2010, and for the fiscal period ended September 30, 2013, the Fund accrued $1,001,344 under the Plan and paid the full amount to the Distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of December 31, 2013, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
UBS WM USA 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	40.17%	Record
CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	17.84%	Record
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FIN CNTR NEW YORK, NY 10281	14.63%	Record
TD AMERITRADE, INC. PO BOX 2226 OMAHA NE 68103-2226	11.55%	Record
Class I Shares
CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	30.74%	Record

MAC & CO P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	14.00%	Record
TD AMERITRADE, INC. PO BOX 2226 OMAHA NE 68103-2226	5.74%	Record

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2013, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund.  RiverNorth Capital Management, LLC is a majority owned subsidiary of RiverNorth Holding Co.  Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and each are deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund.  Effective January 31, 2014 through January 31, 2015, the Adviser contractually agrees to defer management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, at 0.95% of the average daily net assets for the Class I shares and 1.20% for the Class R shares for that period.  The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Period Ended	Advisory Fees Accrued	Total Fees Reimbursed And/or Waived	Previously Waived Fees Recovered	Net Advisory Fees Paid
September 30, 2011*	$800,970	$(138,963)	$0	$662,007
September 30, 2012	$7,150,519	$0	$138,963	$7,289,482
September 30, 2013	$10,167,360	$0	$0	$10,167,360

*	For the period December 30, 2010 (Fund’s inception) to September 30, 2011.

The Agreement will continue on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Sub-Adviser

The Trustees have approved the Adviser’s selection of DoubleLine Capital, LP as the investment sub-adviser to the Fund (the “Sub-Adviser”).  Jeffrey E. Gundlach, the Sub-Adviser’s Chief Executive Officer and Chief Investment Officer, and Philip A. Barach, President of the Sub-Adviser, each own significant percentages of the Sub-Adviser and are deemed to control the Sub-Adviser.

Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its sub-advisory services, the Adviser is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Fund.  For the fiscal year ended September 30, 2013, the Sub-Adviser received $4,460,128 in sub-advisory fees with respect to the Fund.

Portfolio Managers

Mr. Galley is the co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2013, Mr. Galley was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$712,367,424	None	None
Other Pooled Investment Vehicles	3	$190,620,642	3	$190,620,642
Other Accounts	None	None	None	None

Mr. O'Neill is another co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2013, Mr. O'Neill was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$712,367,424	None	None
Other Pooled Investment Vehicles	3	$190,620,642	3	$190,620,642
Other Accounts	None	None	None	None

Mr. Gundlach is another co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2013, Mr. Gundlach was responsible for the management of the following other types of accounts (in addition to the Fund):

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	14	$41,668,500	None	None
Other Pooled Investment Vehicles	10	$5,336,700	3	$3,282,400
Other Accounts	35	$3,437,100	None	None

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Sub-Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Further, a potential conflict could include Mr. Galley's, Mr. O'Neill's or Mr. Gundlach's knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio managers' compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the portfolio managers generally do not trade securities in their own personal account, the Adviser, the Sub-Adviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser, the Sub-Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

RiverNorth Capital Management, LLC

Mr. Galley's and Mr. O'Neill's total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The amounts paid to Mr. Galley and Mr. O'Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance and the performance of the Adviser's business as a whole.  Mr. Galley and Mr. O'Neill also participate in a 401K program on the same basis as other officers of the Adviser.

DoubleLine Capital, LP

Mr. Gundlach's total compensation is determined by the Sub-Adviser.  The overall objective of the compensation program for portfolio managers employed by the Sub-Adviser is for the Sub-Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the Sub-Adviser’s portfolio managers for their contribution to the success of their clients and the Sub-Adviser.  The Sub-Adviser Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.  Bonuses and equity generally represent most of the portfolio managers’ compensation.  However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible.  Such profit sharing arrangements can comprise a significant portion of the portfolio managers’ overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Sub-Adviser, through direct ownership interests in the Sub-Adviser or participation in stock option or stock appreciation plans of Sub-Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Adviser as a whole. Participation is generally determined in the discretion of the Sub-Adviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Sub-Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Sub-Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Sub-Adviser’s leadership criteria.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Galley, Mr. O'Neill and Mr. Gundlach as of September 30, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Patrick W. Galley	$500,001 - $1,000,000
Stephen O'Neill	$100,001 - $500,000
Jeffery E. Gundlach	$100,001 - $500,000

Administration

ALPS Fund Services, Inc. acts as the administrator ("Administrator") for the Trust.  The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust.  The fee paid by the Trust is equal to the greater of:

•	$540,000 annual minimum or the following basis point fee schedule:

Annual Net Assets	Basis Points
Between $0 - $1B	5.0
$1B - $3B	3.0
Above $3B	1.5

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, ALPS Fund Services, Inc. provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement previously discussed.

The Fund paid ALPS Fund Services, Inc. the following amounts for transfer agency, fund administration and fund accounting services to the Fund.

Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Period Ending September 30
2013	$993,582
2012	$632,545
2011*	$134,690

For the period December 30, 2010 (Fund’s inception) to September 30, 2011

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Fund's Distributor does not receive a fee from the Fund’s for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc. also acts as the transfer agent ("Transfer Agent") for the Fund.  The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  The Transfer Agent receives an annual base fee from the Fund of $25,000 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending September 30, 2014.  Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser or Sub-Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.  In placing portfolio transactions, the Adviser or Sub-Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser or Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Sub-Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Sub-Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's or Sub-Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser or Sub-Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser or Sub-Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser and Sub-Adviser irrespective of any trading activity effected with that broker).  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Sub-Adviser in servicing other accounts.  Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Sub-Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser or Sub-Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser or Sub-Adviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Sub-Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's or Sub-Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser or Sub-Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser or Sub-Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Sub-Adviser believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Period December 30, 2010 (Fund’s inception) to September 30, 2011	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2013
$49,667	$225,230	$67,753

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website.  The timing of the disclosures may vary, but will be universally available to all parties when listed.  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release certain portfolio holdings information on a daily basis to the Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian providing services to the Fund.  The Adviser, Sub-Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive certain portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or Sub-Adviser or any affiliated person of the Fund or the Adviser or Sub-Adviser. Additionally, the Adviser or Sub-Adviser, and any affiliated persons of the Adviser or Sub-Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Fund's Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Adviser, Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser (when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Sub-Adviser when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities.  Prices obtained from pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions.  If the Adviser (or Sub-Adviser when consulted by the Adviser) decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees.  This fair valuation may include use of quotes from brokers who make a market in the securities being valued.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  However, securities with a demand feature exercisable within seven days are generally valued at par value.

Other securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser (or Sub-Adviser when consulted by the Adviser) believes such prices accurately reflect the fair market value of such securities. When market quotations are not readily available, when the Adviser (or Sub-Adviser when consulted by the Adviser) determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV.  As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security's value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security that better reflects the security's market value at the time the Fund calculates its NAV. This "fair" value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund's use of fair value pricing is intended to result in calculation of an NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security such that such security could be sold for the fair value amount.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund, and the shareholder will bear any market-related risks of the securities until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Funds or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its tax income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund's to the Adviser or Sub-Adviser.  The Adviser or Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser or Sub-Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser.  In such a case, the Trust’s policy requires that the Adviser or Sub-Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser or Sub-Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Sub-adviser’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser or Sub-Adviser, is most consistent with the Adviser’s or Sub-Adviser's proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser’s and Sub-Adviser's policies and procedures are attached as Appendix A and B, respectively.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2013.  The Trust will provide the Annual Report without charge upon written request or request by telephone.

APPENDIX A
PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies.  Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds").  RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

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Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

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PROXY VOTING GUIDELINES

Election of the Board of Directors
We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.  Requiring senior executives to hold stock in a company.
2.  Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

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Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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APPENDIX B

PROXY VOTING POLICY OF THE SUB-ADVISER

Proxy Voting, Corporate Actions and Class Actions

August 2011

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP (“DoubleLine”, the “Adviser” or the “Firm”),DoubleLine Funds Trust (the “Trust”) and each of its series (each a “Fund”)and the DoubleLine Opportunistic Credit Fund (“DOC” (DOC and a Fund collectively are “Funds”) to provide a method of monitoring proxy voting and actions taken with regard to corporate actions and class actions, to provide a method of reporting the actions taken appropriately and to meet regulatory requirements and client needs. DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Clients”) pursuant to contractual delegation of such authority. Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities), each of which is a “Private  Fund” and collectively “Private  Funds”) managed by DoubleLine also adopts this policy.

The Funds and the Private Funds rely upon DoubleLine to provide advice as to how and when to vote proxies related to their portfolio holdings. The Funds have retained a fund administrator to assist with various related administrative activities related to the Funds’ proxy activities, including filing Form N-PX.

II.	Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions

As a fixed income manager, it is not anticipated that DoubleLine will vote many (if any) proxies.  However, because this Proxy Policy also applies to voting and/or consent rights of securities held by DoubleLine Clients, DoubleLine will, on behalf of each Client (including the Funds or the Private Funds), with respect to debt securities, vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Clients’ best interests in mind.  To the extent that voting a proxy is desirable, DoubleLine votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts and considers each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of Clients to do so.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of clients, enter into voting agreements or other contractual obligations that govern the voting of shares.  In the event of a conflict between any such contractual requirements and the Guidelines (listed below), DoubleLine will vote in accordance with its contractual obligations.

In addition, where the Adviser determines that there are unusual costs and/or difficulties associated with voting a proxy (or class action or corporate action), which more typically might be the case with respect to proxies (or class action or corporate action) of non-U.S. issuers, the Adviser reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the Client.  Other factors that may influence DoubleLine’s determination not to vote a proxy for a debt or equity security include if: (1) the effect on the applicable Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) DoubleLine otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

The Guidelines provide a basis for making decisions in the voting of proxies, class actions or corporate actions for Clients of DoubleLine. When voting proxies, class actions or corporate actions, DoubleLine’s utmost concern is that all decisions be made solely in the interests of the Client and with the goal of maximizing the value of the Client’s investments.  With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine will vote (assuming it votes at all) for or against a particular type of proposal.  DoubleLine’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of DoubleLine’s clients, are best able to determine how to further client interests and goals and are primarily responsible for determining how to vote proxies, class actions or corporate actions in accordance with this policy.  The portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management and, if desired, an outside service.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designate.  Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted.  The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings; however, DoubleLine will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine.  DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client.   DoubleLine will complete proofs-of-claim for the Funds and Private Funds.

V.	Class Actions Policy

As a fixed income manager, it is not anticipated that DoubleLine will receive regular or frequent notices regarding Class Action lawsuits related to Client portfolio securities.  In the event that Client securities become the subject of a Class Action lawsuit, the portfolio manager will assess the value to Clients in participating in such legal action.  If the portfolio manager decides that participating in the Class Action is in the Client’s best interest, DoubleLine will submit appropriate documentation on Clients’ behalf, subject to contractual or other authority.  DoubleLine may consider any relevant information in determining whether participation in a Class Action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in a Class Action, including in comparison to the Client pursuing other legal recourse against the issuer.  DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the Class Action, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to vote proxies or take action in respect of corporate actions on behalf of Clients when a Client’s relevant securities are on loan in accordance with the Client’s securities lending program that is controlled by a securities lending agent or custodian acting independently of DoubleLine.  Notwithstanding this fact, in the event that DoubleLine becomes aware of a proxy or corporate action voting matter that would enhance the economic value of the client’s position and that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to vote the proxy until or unless the Client recalls the lent security.  When such situations relate to the Funds or the Private Funds, DoubleLine will take actions to recall the lent security.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote.  During the time that shares are blocked, any pending trades will not settle.  Depending on the market, this period can last from one day to three weeks.  Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.  For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel as to whether voting would be in the Client’s best interest..

VII.	Procedures for Material Conflicts of Interest

Should material conflicts of interest arise as to a proxy or corporate action, the proxy or corporate action shall be brought to the attention of the Chief Compliance Officer or designate, who shall involve other executive managers or legal counsel (which may be the General Counsel) as may be deemed necessary by the Chief Compliance Officer to attempt to resolve such conflicts.  Such individuals also shall determine the materiality of such conflict if the conflict cannot be resolved.  (An example of a specific conflict of interest that should be brought to the Chief Compliance Officer (or designate) is a situation where a proxy contest involves securities issued by a DoubleLine Client.  When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Chief Compliance Officer or designate.)

If, after appropriate review, a material conflict is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the voting guidelines or factors set forth in this Policy; (ii) convening a committee consisting of the Chief Compliance Officer and other non-investment executive officers of DoubleLine to assess and resolve the conflict; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen non-investment executive officers of DoubleLine; or (iv) voting (or not voting) in accordance with the instructions of such Client or (v) not voting the Proxy (if consistent with DoubleLine’s fiduciary obligations).

VIII.	Procedures for Proxy Solicitation

In the event that any Employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event, then the Employee must forward the solicitation request to the Chief Compliance Officer or designate.  Such requests shall be reviewed with appropriate executive and senior management.  Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designate.

IX.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their statements of additional information ("SAIs") the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed end funds (such as DOC) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund's proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund's website, if applicable; and (iii) on the Commission's website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The DoubleLine Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund's proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

or.

X.	Recordkeeping

A.
DoubleLine must maintain the documentation described in this policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business.  DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained.

B.	Client request to review proxy votes:

Any request from a Client, whether written (including e-mail) or oral, received by any Employee of DoubleLine, must be retained.

The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested.  If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular client redacted.

Furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and maintained in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Proxy voting records:

Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XI.	Disclosure

The CCO or designate will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to DoubleLine Capital LP,  DoubleLine Funds, DoubleLine Private Funds and DoubleLine Opportunistic Credit Fund Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance
•           For trustee nominees in uncontested elections
•           For management nominees in contested elections
•           For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•           For changing the company name
•           For approving other business
•           For adjourning the meeting
•           For technical amendments to the charter and/or bylaws
•           For approving financial statements

Capital Structure
•           For increasing authorized common stock
•           For decreasing authorized common stock
•           For amending authorized common stock
•           For the issuance of common stock, except against if the issued common stock has superior voting rights
•           For approving the issuance or exercise of stock warrants
•           For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•           For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•           For decreasing authorized preferred stock
•           For canceling a class or series of preferred stock
•           For amending preferred stock
•           For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•           For eliminating preemptive rights
•           For creating or restoring preemptive rights
•           Against authorizing dual or multiple classes of common stock
•           For eliminating authorized dual or multiple classes of common stock
•           For amending authorized dual or multiple classes of common stock
•           For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•           For a stock repurchase program
•           For a stock split
•           For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring
•           For merging with or acquiring another company
•           For recapitalization
•           For restructuring the company
•           For bankruptcy restructurings
•           For liquidations
•           For reincorporating in a different state
•           For a leveraged buyout of the company
•           For spinning off certain company operations or divisions
•           For the sale of assets
•           Against eliminating cumulative voting
•           For adopting cumulative voting

Board of Trustees
•           For limiting the liability of trustees
•           For setting the board size
•           For allowing the trustees to fill vacancies on the board without shareholder approval
•           Against giving the board the authority to set the size of the board as needed without shareholder approval
•           For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•           For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•           For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions
•           Against a classified board
•           Against amending a classified board
•           For repealing a classified board
•           Against ratifying or adopting a shareholder rights plan (poison pill)
•           Against redeeming a shareholder rights plan (poison pill)
•           Against eliminating shareholders’ right to call a special meeting
•           Against limiting shareholders’ right to call a special meeting
•           For restoring shareholders’ right to call a special meeting
•           Against eliminating shareholders’ right to act by written consent
•           Against limiting shareholders’ right to act by written consent
•           For restoring shareholders’ right to act by written consent
•           Against establishing a supermajority vote provision to approve a merger or other business combination
•           For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•           For eliminating a supermajority vote provision to approve a merger or other business combination
•           Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•           Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•           For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•           Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•           Against establishing a fair price provision
•           Against amending a fair price provision
•           For repealing a fair price provision
•           For limiting the payment of greenmail
•           Against adopting advance notice requirements
•           For opting out of a state takeover statutory provision
•           Against opt into a state takeover statutory provision

Compensation
•           For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
•           For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
•           For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock
•           For limiting per-employee option awards
•           For extending the term of a stock incentive plan for employees
•           Case-by-case on assuming stock incentive plans
•           For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•           For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•           For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•           For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
•           For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
•           For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value
•           For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•           For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•           For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•           For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•           For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•           For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•           For approving an annual bonus plan
•           For adopting a savings plan
•           For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity
•           For adopting a deferred compensation plan
•           For approving a long-term bonus plan
•           For approving an employment agreement or contract
•           For amending a deferred compensation plan
•           For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)
•           For amending an annual bonus plan
•           For reapproving a stock option plan or bonus plan for purposes of OBRA
•           For amending a long-term bonus plan

Shareholder Proposals
•           For requiring shareholder ratification of auditors
•           Against requiring the auditors to attend the annual meeting
•           Against limiting consulting by auditors
•           Against requiring the rotation of auditors
•           Against restoring preemptive rights
•           For asking the company to study sales, spin-offs, or other strategic alternatives
•           For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•           Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•           Against eliminating the company’s discretion to vote unmarked proxy ballots.
•           For providing equal access to the proxy materials for shareholders
•           Against requiring a majority vote to elect trustees
•           Against requiring the improvement of annual meeting reports
•           Against changing the annual meeting location
•           Against changing the annual meeting date
•           Against asking the board to include more women and minorities as trustees.
•           Against seeking to increase board independence
•           Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•           Against requiring minimum stock ownership by trustees
•           Against providing for union or employee representatives on the board of trustees
•           For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•           For increasing the independence of the nominating committee
•           For creating a nominating committee of the board
•           Against urging the creation of a shareholder committee
•           Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•           Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•           For adopting cumulative voting
•           Against requiring trustees to place a statement of candidacy in the proxy statement
•           Against requiring the nomination of two trustee candidates for each open board seat

•           Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•           For repealing a classified board
•           Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•           For eliminating supermajority provisions
•           For reducing supermajority provisions
•           Against repealing fair price provisions
•           For restoring shareholders’ right to call a special meeting
•           For restoring shareholders’ right to act by written consent
•           For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•           For seeking to force the company to opt out of a state takeover statutory provision
•           Against reincorporating the company in another state
•           For limiting greenmail payments
•           Against advisory vote on compensation
•           Against restricting executive compensation
•           For enhance the disclosure of executive compensation
•           Against restricting trustee compensation
•           Against capping executive pay
•           Against calling for trustees to be paid with company stock
•           Against calling for shareholder votes on executive pay
•           Against calling for the termination of trustee retirement plans
•           Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•           Against seeking shareholder approval to reprice or replace underwater stock options
•           For banning or calling for a shareholder vote on future golden parachutes
•           Against seeking to award performance-based stock options
•           Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•           Against requesting that future executive compensation be determined without regard to any pension fund income
•           Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•           Against requiring option shares to be held
•           For creating a compensation committee
•           Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
•           For increasing the independence of the compensation committee
•           For increasing the independence of the audit committee
•           For increasing the independence of key committees

Social Issue Proposals
•           Against asking the company to develop or report on human rights policies
•           For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting
•           Against asking the company to limit or end operations in Burma
•           For asking management to review operations in Burma
•           For asking management to certify that company operations are free of forced labor
•           Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•           Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•           Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•           Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•           Against asking management to report on the company’s foreign military sales or foreign offset activities
•           Against asking management to limit or end nuclear weapons production
•           Against asking management to review nuclear weapons production
•           Against asking the company to establish shareholder-designated contribution programs
•           Against asking the company to limit or end charitable giving
•           For asking the company to increase disclosure of political spending and activities
•           Against asking the company to limit or end political spending
•           For requesting disclosure of company executives’ prior government service
•           Against requesting affirmation of political nonpartisanship
•           For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•           Against severing links with the tobacco industry
•           Against asking the company to review or reduce tobacco harm to health
•           For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•           For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•           Against asking the company to take action on embryo or fetal destruction
•           For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•           For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.
•           Against asking management to endorse the Ceres principles
•           For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels
•           For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•           For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
•           For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
•           Against asking the company to preserve natural habitat
•           Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•           Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•           For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•           Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•           For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports
•           Against asking management to drop sexual orientation from EEO policy
•           Against asking management to adopt a sexual orientation non-discrimination policy
•           For asking management to report on or review Mexican operations
•           Against asking management to adopt standards for Mexican operations
•           Against asking management to review or implement the MacBride principles
•           Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•           For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
•           Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•           For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Adopted by the DoubleLine Opportunistic Credit Fund
Board: August 24, 2011

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

C - 1

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

C - 2

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur, DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - 3

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

C - 4

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

C - 5

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

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About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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RIVERNORTH FUNDS

RiverNorth Equity Opportunity Fund
(formerly RiverNorth Manning & Napier Dividend Income Fund)

Class R Ticker Symbol: RNEOX
Class I Ticker Symbol:  RNDIX

Statement Of Additional Information

January 28, 2014
As Supplemented June 4, 2014

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the prospectus for the RiverNorth Equity Opportunity Fund dated January 28, 2014 (the “Prospectus”).  A copy of the Prospectus and the Fund’s Annual Report (when available) can be obtained at no charge by writing the transfer agent, ALPS Fund Services, Inc. 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by calling 1-888-848-7569.  The Fund's Prospectus is incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST AND FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS	1
Investment Strategies and Risks	1
Investment Restrictions	24
MANAGEMENT OF THE FUND	26
CODE OF ETHICS	31
MULTI-CLASS STRUCTURE	32
DISTRIBUTION PLAN	32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33
Principal Holders and Control Persons	33
Management Ownership	34
INVESTMENT ADVISORY AND OTHER SERVICES	34
Investment Adviser	34
Portfolio Managers	35
Administration	36
Custodian	37
Distributor	37
Transfer Agent	37
Independent Registered Public Accounting Firm	37
BROKERAGE ALLOCATION AND OTHER PRACTICES	37
DISCLOSURE OF PORTFOLIO HOLDINGS	39
DETERMINATION OF SHARE PRICE	40
REDEMPTION IN-KIND	41
TAX CONSEQUENCES	41
PROXY VOTING POLICIES AND PROCEDURES	42
FINANCIAL STATEMENTS	42
APPENDIX A – Proxy Voting Policies of Investment Adviser	A-1
APPENDIX B – Description of Securities Ratings	B-1

DESCRIPTION OF THE TRUST AND FUND

The RiverNorth Equity Opportunity Fund (the “Fund”) is a diversified series of RiverNorth Funds (the “Trust”).  Prior to January 1, 2014, the Fund was named the RiverNorth/Manning & Napier Dividend Income Fund. The Trust is an open-end investment company established under the laws of the state of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  There are five series currently authorized by the Trust’s Board of Trustees.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”). The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund's assets, see “How to Buy Shares – Purchasing Shares” and "Valuing the Fund's Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus.  These same investments and techniques may be used by the underlying funds ("Underlying Funds") in which the Fund invests.  Additional non-principal strategies and risks also are discussed here.

1

Asset-Backed Securities and Collateralized Debt Obligations

The Fund may invest in asset-backed securities and collateralized debt obligations ("CDOs").  Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools.  A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities.  Interests in these pools are sold as individual securities.  Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics.  Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranch is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities.  The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Brady Bonds

Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history.  In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative.  Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

2

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

3

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund's common shares in an attempt to enhance the current return to such closed-end Fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Commodities

The Fund may invest indirectly (usually through exchange traded funds that track commodity-related indices) in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international or local regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.  The Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

4

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts ("ADRs") are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund or an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

5

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds ("ETFs").  When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser  believes it is in the Fund's interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

6

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security.  ETNs combine certain aspects of bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor.  ETN returns are based upon the performance of a market index minus applicable fees.  ETNs do not make periodic coupon payments and provide no principal protection.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's or an Underlying Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

7

Foreign Securities

The Fund may invest in foreign securities, either directly or by purchasing ADRs. The Fund may also invest in Underlying Funds and other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent the Fund could invest in the underlying instrument directly.

The Fund may engage in futures transactions, primarily for hedging purposes, but for investment purposes as well.  This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

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If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Adviser may believe that the use of such contracts will benefit the Fund, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

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Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and
•	Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

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Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

The Fund and the Underlying Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2008, 2009 and 2010, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

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Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  A fund may hold such common stock and other securities even if they do not invest in such securities.

Hybrid Securities

The Fund may acquire hybrid securities. A third party or the Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants or options to receive a payment based on whether the price of a common stock surpasses a certain exercise price, or options on a stock index. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a hybrid security is the sum of the values of its income-producing component and its equity component.

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A holder of a hybrid security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the hybrid security. The equity component has risks typical to a purchased call option. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a hybrid security includes the income-producing component as well, the holder of a hybrid security also faces risks typical to all fixed-income securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority (“FINRA”).

Under guidelines adopted by the Trust's Board, the Adviser  may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser  will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser  will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser  determines that it is of equivalent quality.

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Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser  to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Inflation-Protected Securities

The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

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In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company (“RIC”) and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve the Fund’s performance.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Investment Company Securities

The Fund may invest in the securities of other investment companies (open-end, including ETFs, and closed-end) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund's shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund's shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual fund, including closed-end fund), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser  acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

On July 26, 2010, the Adviser and the Fund applied to the Securities and Exchange Commission for an order exempting the Fund from the limitations of Rule 12d1-3 under the Investment Company Act.  If the order is issued, the Fund will be permitted to invest in other investment companies over the limits described above.

Leverage Risk

The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.  Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund's ability to achieve greater diversification.  However, it also increases investment risk and the possibility of fluctuation in the Fund's net asset value.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

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Municipal Securities

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Obligations of Supranational Entities

The Fund may invest in an Underlying Fund that invests in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

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Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s  ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

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The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser  may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts ("REITs")

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;
•	infrequent or limited trading; and
•	more abrupt or erratic price movements than larger company securities.
•	In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund's net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser  to be creditworthy.  The Adviser  monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund's investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

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Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser  believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser  might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser's  anticipated price within the life of the right.

Segregation Requirements

SEC Segregation Requirements

In addition to any margin restrictions discussed in this Statement of Additional Information, transactions in derivative contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC").  For example, under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open derivative obligations, the segregated assets will be available to the Fund immediately upon closing out the derivative position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the derivative position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

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The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Sovereign Obligations

The Fund may invest in an Underlying Fund that invests in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Special Purpose Acquisition Companies

The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.  The Fund’s affiliates may create a SPAC for purchase by the Fund to assist the Fund in purchasing certain assets not otherwise available to the Fund.

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STRIPS

The Federal Reserve creates STRIPS  (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Structured Notes

Structured notes are debt securities which contain an embedded derivative component that may be linked to a particular equity security, a basket of equity securities, or an index.  Structured notes generally entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations.  Rather than paying a straight fixed or floating coupon, the interest payments fluctuate based on the value of the linked item, as well as the underlying debt obligation.

Structured notes are subject to a number of fixed income risks including income risk, credit risk, and market risk.  In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.  It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall.  The Fund’s right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant.  In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity.  Even with respect to structured notes that purport to provide a “buffer”, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit.  Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.

Swaps

The Fund may invest in total return swap agreements.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another based on a specified principal amount.  The Fund may attempt to enhance the return on the cash portion of its portfolio by investing in a total return swap agreement.  A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or sooner if one party owes the other a certain amount.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  The Fund may use its own net asset value as the underlying asset in a total return swap.  The Adviser  may utilize a total return swap using the Fund’s return as the underlying asset in order for the Fund's cash positions allocated to the swap to share in similar investment returns at the Fund itself while maintaining a sufficient cash position to meet liquidity needs in the Fund, including liquidity to invest in new investment opportunities.

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U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

On August 5, 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government obligations.  On August 8, 2011, Standard & Poor’s also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises.  These actions had an initial adverse effect on financial markets and the longer term impact of these and/or future downgrades on markets and the participants therein is unknown.  However, it might be material and adverse.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser  might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does not reach the Adviser's  anticipated price within the life of the warrant.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

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1.  Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities (“Permitted Senior Securities”), such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that so concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.  In the event the Fund invests in affiliated investment companies, the Fund will “look through” to the underlying assets in the affiliated funds to determine diversification.

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With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  In other words, if the limitation is exceeded as a result of market fluctuations, fund redemptions or other non-investment related activity, the percentage limitation policy will not have been violated.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above and the illiquid investments policy set forth in paragraph 4 below.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above, and then not to exceed 33⅓% of the Fund's assets.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.  80% Investment Policy. The Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities , including common stocks, preferred stock, shares of closed-end funds, shares of exchange-traded funds, and shares of other investment companies.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Adviser, subject to the approval of the Board of Trustees, may change its foregoing definitions of equity securities. Shareholders will be notified of any such change.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is one of two series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

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Leadership Structure.  The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception.  Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Funds’ investment adviser.  The Board of Trustees is comprised of Mr. Galley and four Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will have an opportunity to meet in executive session at each Board meeting and more frequently if needed.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Board is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marc Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust has concluded that each Trustee is competent to serve because of their individual overall merits including (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Patrick Galley is the Chief Investment Officer for the Fund's investment adviser and the portfolio manager of the Fund.  His knowledge regarding the investment strategy of the Fund, more specifically the closed-end mutual fund industry makes him uniquely qualified to serve as the Fund's President.  Mr. John K. Carter was elected a trustee in January 2013.  Mr. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows.  Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V.  Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds.  He also served as a compliance officer.  Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers.  Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm.  The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board at the Trust continues to grow and deal with legally complex issues.  Mr. James G. Kelley has also served as an Independent Trustee since the Fund's inception.  He is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company.  Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting.  His experience in these areas benefits the Board in its review of the Fund's financial statements. Mr. Oakes was elected a Trustee in December 2010.  He has many years of experience in the securities industry.  Additionally he had served on the Board of Directors of another registered investment company, including serving as its Chairman.  The Board feels Mr. Oakes’ industry and board experience adds an operational perspective to the Board and his experience in marketing can assist the Fund in its efforts to expand into different distribution channels.  Mr. Fred G. Steingraber was elected a trustee in January 2013.  Mr. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation.  Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm.  Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals.  He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois.  The Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

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The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present);Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	NA

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John S. Oakes Y.O.B. 1943	Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/ January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5
Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

1	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

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Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee2	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley3, Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5
Board of Managers of RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer, and Chief Financial Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012);. Utopia Funds Chief Compliance Officer 2007 to 2009, Treasurer and Chief Financial Officer 2005 to 2009; FIM Group, Director of Mutual Funds (2004 to 2009).
NA
Board of Managers of RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/ May 2012 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present) Counsel, Thompson Hine, LLP (2007 to 2012)	NA	NA
Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/ December 2010 to present	Associate Counsel (2013 to present), and Assistant General Counsel, ALPS Fund Services, Inc. (2010 to 2013); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009).	NA	NA
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/ December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present).	NA	NA

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Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

1	The mailing address of each Trustee and officer, unless otherwise noted, is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

3	Patrick W. Galley is considered an "Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

Board Committees. The Trust has an audit committee that consists of all the Independent Trustees.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund's independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the 1940 Act.  During the fiscal year ended September 30, 2013, the Audit Committee met three times.

Trustee Ownership. As of December 31, 2013, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In the Fund	Aggregate Dollar Range of Securities In Trust
Patrick W. Galley	more than $100,000	more than $100,000
John K. Carter	$0	$50,001 - $100,000
James G. Kelley	$0	$10,001 - $50,000
John S. Oakes	$1 - $10,000	$50,001 - $100,000
Fred G. Steingraber	$0	$0

Trustee Compensation.  The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ended September 30, 2013.  Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund.

Name of Person	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees1
Patrick W. Galley	$0	$0
John K. Carter2	$132	$18,750
Kevin M. Hinton3	$3	$750
James G. Kelley	$141	$20,500
John S. Oakes	$135	$19,500
Fred G. Steingraber2	$132	$18,750

1
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth Equity Opportunity Fund, the RiverNorth Managed Volatility Fund, and the RiverNorth/Oaktree High Income Fund.

2	Messrs. Carter and Steingraber were elected to the Board of Trustees on January 29, 2013.
3	Mr. Hinton resigned from the Board of Trustees effective January 29, 2013.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser has adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and  the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

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MULTI-CLASS STRUCTURE

The Fund offers two classes of shares, an R Class and an I Class.  Each class of shares of the Fund represents an equal pro rata interest in the Fund and both classes have the same voting, dividend, liquidation and other rights.  The share classes differ in their investment minimums and the assessment of a 12b-1 fee as discussed below.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for the Fund's Class R shares.  The Plan permits the Fund to pay ALPS Distributors, Inc., the Trust’s Distributor (the “Distributor”) for certain distribution and promotion expenses related to marketing Class R shares of the Fund.  The amount payable annually by the Fund is 0.25% of the average daily net assets for the Class R shares.

Under the Plan, the Distributor may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees.

The Plan was activated as of December 30, 2010, and for the fiscal period ended September 30, 2013, the Fund accrued $26,808 under the Plan and paid the full amount to the Distributor.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders and Control Persons

As of December 31, 2013, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Class R Shares
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FIN CNTR NEW YORK, NY 10281	41.95%	Record
CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	29.21%	Record
TD AMERITRADE, INC. PO BOX 2226 OMAHA NE 68103-2226	18.27%	Record
Class I Shares
TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	9.21%	Record
NATIONAL FINANCIAL SERVICES LLC 300 BOYLSTON ST UNIT 507 BOSTON MA 02116-3956	8.26%	Record
NATIONAL FINANCIAL SERVICES LLC 35 LINCOLN LN PURCHASE NY 10577-2300	8.05%	Record
NATIONAL FINANCIAL SERVICES LLC 151 TERRAPIN PT VERO BEACH FL 32963-4407	6.55%	Record

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CHARLES SCHWAB & CO. 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	5.15%	Record

Beneficial shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of December 31, 2013, all officers and trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected RiverNorth Capital Management, LLC as the investment adviser to the Fund.  RiverNorth Capital Management, LLC is a majority owned subsidiary of RiverNorth Holding Co.  Brian H. Schmucker and Patrick W. Galley each owns, directly or indirectly, more than 25% of RiverNorth Holding Co. and each are deemed to control the Adviser.

Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.  Through January 31, 2015, the Adviser contractually agrees to defer management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding sales loads, brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, at 1.35% of the average daily net assets for the Class I shares and 1.60% for the Class R shares for that period.  The following table shows the advisory fees paid to the Adviser by the Fund during the periods indicated:

Fiscal Year Ended*	Advisory Fees Accrued	Total Advisory Fees Reimbursed And/or Waived	Net Advisory Fees Paid
September 30, 2012*	$8,978	$(8,978)	$0
September 30, 2013	$138,366	$(85,606)	$52,760

*	For the period July 18, 2012 (Fund’s inception) to September 30, 2012.

The Agreement will continue on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

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Portfolio Managers

Mr. Galley and Mr. O’Neill are two of the co-portfolio manager responsible for the day-to-day management of the Fund.  As of September 30, 2013, Mr. Galley and Mr. O’Neill were responsible for the management of the following other types of accounts (in addition to the Fund):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accts	Total Assets*	Number of Accts	Total Assets	Number of Accts	Total Assets
Patrick W. Galley	3	$1,754,407,000	3*	$190,620,642	0	$0
Stephen O’Neill	3	$1,754,407,000	3*	$190,620,642	0	$0

*	These accounts are subject to a performance fee

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another

With respect to securities transactions for the Fund, the Adviser  determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The appearance of a conflict of interest may arise where the Adviser  has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio managers' compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

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Although the portfolio managers generally do not trade securities in their own personal account, the Adviser and the Fund have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures, which have been approved by the Board of Trustees, which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Mr. Galley's and Mr. O'Neill's total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives, which may include mandatory notional investments in the Fund.  The amounts paid to Mr. Galley and Mr. O'Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts.  The performance bonus reflects individual performance and the performance of the Adviser's business as a whole.  Mr. Galley and Mr. O'Neill also participate in a 401K program on the same basis as other officers of the Adviser.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Messrs. Galley and O’Neill:

Name of Portfolio Manager	Dollar Range of Equity Securities In the Fund
Patrick W. Galley	over $100,000
Steve O’Neill	$10,001 - $50,000

Administration

ALPS Fund Services, Inc. acts as the administrator ("Administrator") for the Trust.  The Administrator assists in the filing of required disclosure documents with the SEC, preparation of Board materials and assisting with compliance testing.  For its services as Administrator, ALPS Fund Services, Inc. receives an annual fee from the Trust.  The fee paid by the Trust is equal to the greater of:

•	$540,000 annual minimum or the following basis point fee schedule:

Annual Net Assets	Basis Points
Between $0 - $1B	5.0
$1B - $3B	3.0
Above $3B	1.5

The annual fee paid by the Fund is based on an allocation of the fee among all series in the Trust based on total net assets of each series of the Trust.

In addition, ALPS Fund Services, Inc. provides the Trust with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. The associated fees for these services are reflected in the Administration Agreement previously discussed.

The Fund paid ALPS Fund Services, Inc. the following amounts for transfer agency, fund administration and fund accounting services to the Fund.

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Administration, Fund Accounting, Transfer Agency Fees For the Fiscal Period Ending September 30
2012*	$5,948
2013	$40,080

For the period July 18, 2012 (Fund’s inception) to September 30, 2012

Custodian

State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Distributor

ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, Colorado, 80203, (the “Distributor”) is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.  The Distributor also reviews and files certain advertising and sales materials with the appropriate regulatory authorities.

The Fund's Distributor does not receive a fee from the Fund’s for the services performed hereunder.

Transfer Agent

ALPS Fund Services, Inc. also acts as the transfer agent ("Transfer Agent") for the Fund.  The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  The Transfer Agent receives an annual base fee from the Fund of $25,000 plus a per account fee.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, has been selected as Independent Registered Public Accounting Firm for the Trust for the fiscal year ending September 30, 2014.  Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser  is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.  In placing portfolio transactions, the Adviser  seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser  generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

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The Adviser  is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser  exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser  determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's  overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser  may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser  may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser irrespective of any trading activity effected with that broker).  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser  in servicing other accounts.  Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser  in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser , it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser  that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser  of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's  clients seek to purchase or sell the same security at or about the same time, the Adviser  may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated  using a fair and impartial trade allocation.  The Adviser  may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser  believes an adjustment is reasonable.

The following table shows the brokerage commissions paid by the Fund for the periods indicated.

Fiscal Period July 18, 2012 (Fund’s inception) to September 30, 2012	Fiscal Period Ended September 30, 2013
$4,510	$7,207

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may also make a partial or complete list of its holdings available to the public on the Fund’s website.  The timing of the disclosures may vary, but will be universally available to all parties when listed.  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release certain portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian providing services to the Fund.  The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive certain portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser,  or any affiliated person of the Fund or the Adviser . Additionally, the Adviser , and any affiliated persons of the Adviser , are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings.  The Fund's Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund's portfolio holdings and will provide sufficient protection against personal trading based on the information.

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DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser  believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser  determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser  believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees.  This fair valuation may include use of quotes from brokers who make a market in the securities being valued.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  However, securities with a demand feature exercisable within seven days are generally valued at par value.

Other securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. When market quotations are not readily available, when the Adviser  determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services at the time the Fund calculates its NAV.  As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may change significantly on a day that the NYSE is closed without an investor being able to purchase, redeem or exchange shares.

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If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security's value has been materially affected by events occurring after the close of the securities market on which the security principally trades but before the Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the Board of Trustees, attempt to assign a value to the security that better reflects the security's market value at the time the Fund calculates its NAV. This "fair" value may be higher or lower than the corresponding market price or quotation for such security and, because this process necessarily depends upon judgment, this value may also vary from valuations determined by other funds using their own fair valuation procedures. While the Fund's use of fair value pricing is intended to result in calculation of an NAV that more fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, accurately reflect the value of any security such that such security could be sold for the fair value amount.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund, and the shareholder will bear any market-related risks of the securities until they are sold.

TAX CONSEQUENCES

The following discussion of U.S. federal income tax matters summarizes some of the important generally applicable U.S. federal income tax considerations not described in the Prospectus.  This is not intended to be a detailed explanation of the tax treatment of the Funds or the shareholders and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning.  Potential investors should consult their own tax advisors as to the consequences of an investment in the Fund, taking into account their own tax situations.

The Fund has qualified as and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (as amended) (the “Code”).  Under the provisions of Subchapter M of the Code, the Fund will not be subject to federal income tax on amounts distributed to its shareholders.  In order to qualify as a regulated investment company under Subchapter M the Fund must distribute at least 90% of its investment company taxable income and at least 90% of Fund’s income must be derived from qualifying income including dividends, interest and gains from securities transactions.  In addition, the Fund must meet asset diversification tests.  If the Fund were to fail to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company, the Fund would be subject to normal corporate income taxes on all of its tax income and gains, whether or not distributed.  Any dividend distribution of the Fund’s earnings would still be taxable to the shareholders when received.

Regulated investment companies are also subject to a non-deductible 4% excise tax if they fail to distribute an amount equal to a specified percentage of their ordinary taxable income and capital gain net income by the end of each calendar year.  The Fund intends to make sufficient distributions in each calendar year to avoid liability for this excise tax.

Because the Fund may invest in foreign securities the Fund may be subject to foreign withholding taxes with respect to dividends or interest received in foreign countries.  If at the end of a taxable year more than 50% in value of the Fund assets consist of foreign stock or securities, the Fund may make an election to treat a proportionate of amount those foreign taxes as a distribution to each shareholder, which would allow a shareholder to either take a credit for its proportionate of share of such taxes against its U.S. federal income tax liability or to deduct that amount as an itemized deduction.  If the Fund is not eligible or does not make that election, the Fund will be entitled to deduct such foreign taxes in computing the amount it is required to distribute to its shareholders.

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Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund's to the Adviser .  The Adviser  will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser  may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Adviser  or an affiliated person of the Adviser .  In such a case, the Trust’s policy requires that the Adviser  abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser  shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser , is most consistent with the Adviser’s  proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-888-848-7569.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-888-848-7569 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the shareholders for the fiscal year ended September 30, 2013.  The Trust will provide the Annual Report without charge upon written request or request by telephone.

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APPENDIX A
PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies.  Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds").  RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.  Requiring senior executives to hold stock in a company.

2.  Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

B-1

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

B-2

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur, DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

B-3

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

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“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

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